UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 9, 2014

MidSouth Bancorp, Inc.
(Exact name of registrant as specified in its charter)
Louisiana	1-11826	72-1020809
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
102 Versailles Boulevard, Lafayette, Louisiana		70501
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code 337-237-8343

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 9, 2014, Gerald “Jerry” Reaux Jr., Vice Chairman of the Board and Chief Operating Officer of MidSouth Bancorp, Inc. (the “Company”) and MidSouth Bank, N.A. (the “Bank”), died unexpectedly.

C.R. Cloutier, President and CEO of the Company and the Bank will temporarily assume the responsibilities of Chief Operating Officer of the Company and the Bank. Information required by Items 401 and 404 of Regulation S-K concerning Mr. Cloutier has been previously provided and can be found in the Company’s Proxy Statement for its 2013 Annual Meeting filed with the Securities and Exchange Commission on April 12, 2013, which is incorporated herein by this reference.

Item 9.01                      Financial Statements and Exhibits.

(d)  Exhibits

99.1	Press release, issued February 10, 2014.